Exhibit 99.1

CANADA	SUPERIOR COURT

PROVINCE OF QUÉBEC DISTRICT OF MONTRÉAL	Commercial Division Sitting as a court designated pursuant to the Companies’ Creditors Arrangement Act, R.S.C., c. C-36, as amended
No.: 500-11-036133-094

IN THE MATTER OF THE PLAN OF COMPROMISE OR ARRANGEMENT OF:

ABITIBIBOWATER INC., a legal person incorporated under the laws of the State of Delaware, having its principal executive offices at 1155 Metcalfe Street, in the City and District of Montréal, Province of Quebec, H3B 5H2;

And
ABITIBI-CONSOLIDATED INC., a legal person incorporated under the laws of Canada, having its principal executive offices at 1155 Metcalfe Street, in the City and District of Montréal, Province of Quebec, H3B 5H2;

And
BOWATER CANADIAN HOLDINGS INC., a legal person incorporated under the laws of the Province of Nova Scotia, having its principal executive offices at 1155 Metcalfe Street, in the City and District of Montréal, Province of Quebec, H3B 5H2;

And
the other Petitioners listed on Appendices “A”, “B” and “C”;

Petitioners

And
ERNST & YOUNG INC., a legal person under the laws of Canada, having a place of business at 800 René-Lévesque Blvd. West, Suite 1900, in the City and District of Montréal, Province of Quebec, H3B 1X9;

Monitor

THIRTY-THIRD REPORT OF THE MONITOR

FEBRUARY 19, 2010

INTRODUCTION

1.	On April 17, 2009, Abitibi-Consolidated Inc. (“ACI”) and its subsidiaries listed in Appendix “A” hereto (collectively with ACI, the “ACI Petitioners”) and Bowater Canadian Holdings Incorporated (“BCHI”), its subsidiaries and affiliates listed in Appendix “B” hereto (collectively with BCHI, the “Bowater Petitioners”) (the ACI Petitioners and the Bowater Petitioners are collectively referred to herein as the “Petitioners”) filed for and obtained protection from their creditors under the Companies’ Creditors Arrangement Act (the “CCAA” and the “CCAA Proceedings”) pursuant to an Order of this Honourable Court, as amended on May 6, 2009 (the “Initial Order”). Pursuant to an Order of this Honourable Court dated November 10, 2009, Abitibi-Consolidated (U.K.) Inc., a subsidiary of ACI, was added to the list of the ACI Petitioners.

2.	Pursuant to the Initial Order, Ernst & Young Inc. (“EYI”) was appointed as monitor of the Petitioners (the “Monitor”) under the CCAA and a stay of proceedings in favour of the Petitioners was granted until May 14, 2009 (the “Stay Period”). The Stay Period has been subsequently extended to March 15, 2010 pursuant to further Orders of this Honourable Court.

3.	On April 16, 2009, AbitibiBowater Inc. (“ABH”), Bowater Inc. (“BI”), and certain of their direct and indirect U.S. and Canadian subsidiaries, including BCHI and Bowater Canadian Forest Products Inc. (“BCFPI”) (collectively referred to herein as “U.S. Debtors”), filed voluntary petitions (collectively, the “Chapter 11 Proceedings”) for relief under Chapter 11 of the U.S. Bankruptcy Code, 11 U.S.C. §§ 101 et seq. (the “U.S. Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “U.S. Bankruptcy Court”).

4.	BCHI, Bowater Canada Finance Corporation, Bowater Canadian Limited, AbitibiBowater Canada Inc., BCFPI, Bowater LaHave Corporation and Bowater Maritimes Inc. have commenced both CCAA Proceedings and Chapter 11 Proceedings and are referred to herein collectively as the “Cross-Border Petitioners” and are also included in the definition of “Petitioners”.

5.	The Petitioners are all subsidiaries of ABH (ABH, collectively with its subsidiaries, are referred to as the “ABH Group”).

6.	On April 17, 2009, ABH and the petitioners listed on Appendix “C” hereto (collectively with ABH, the “18.6 Petitioners”) obtained Orders under Section 18.6 of the CCAA in respect of voluntary proceedings initiated under Chapter 11 and EYI was appointed as the information officer in respect of the 18.6 Petitioners.

7.	On April 16, 2009, ACI and ACCC filed petitions for recognition under Chapter 15 of the U.S. Bankruptcy Code. On April 21, 2009, the U.S. Bankruptcy Court granted the recognition orders under Chapter 15 of the U.S. Bankruptcy Code.

8.	On April 22, 2009, the Court amended the Initial Order to extend the stay of proceedings to the partnerships (the “Partnerships”) listed in Appendix “D” hereto.

BACKGROUND

9.	ABH is one of the world’s largest publicly traded pulp and paper manufacturers. It produces a wide range of newsprint and commercial printing papers, market pulp and wood products. The ABH Group owns interests in or operates pulp and paper facilities, wood products facilities and recycling facilities located in Canada, the United States, the United Kingdom and South Korea.

10.	Incorporated in Delaware and headquartered in Montreal, Quebec, ABH functions as a holding company and its business is conducted principally through four direct subsidiaries: BI, Bowater Newsprint South LLC (“Newsprint South”) (BI, Newsprint South and their respective subsidiaries are collectively referred to as the “BI Group”), ACI (ACI and its subsidiaries are collectively referred to as the “ACI Group”) and AbitibiBowater US Holding LLC (“ABUSH”) (ABUSH and its respective subsidiaries are collectively referred to as the “DCorp Group”).

11.	ACI is a direct and indirect wholly-owned subsidiary of ABH. ABH wholly owns BI which in turn, wholly owns BCHI which, in turn, indirectly owns BCFPI which carries on the main Canadian operations of BI.

12.	ACCC, a wholly-owned subsidiary of ACI, and BCFPI hold the majority of ABH’s Canadian assets and operations.

PURPOSE

13.	This is the thirty-third report of the Monitor (the “Thirty-Third Report”) in these CCAA Proceedings, the purpose of which is to report to this Honourable Court with respect to the following:

(i)	the Petitioners’ four-week cash flow results for the period from January 4, 2010 to January 31, 2010 (the “Reporting Period”), in accordance with the first stay extension order of this Honourable Court dated May 14, 2009 (the “First Stay Extension Order”), and to provide details with respect to the following:

(a)	an update regarding the overview of the current market conditions in the forest products industry provided in the thirty-first report of the Monitor dated January 21, 2010 (the “Thirty-First Report”);

(b)	the recent administration filing of Bridgewater Paper Company Limited (“Bridgewater”), which is a subsidiary of the Petitioners in the United Kingdom;

(c)	the receipts and disbursements of the ACI Group and BCFPI for the Reporting Period with a discussion of the variances from the respective forecasts (the “ACI Forecast” and the “BCFPI Forecast”) set forth in the Thirty-First Report;

(d)	the current liquidity and revised cash flow forecasts of the ACI Group and BCFPI for the 13-week period ending May 2, 2010; and

(e)	an update with respect to certain key performance indicators (“KPIs”).

TERMS OF REFERENCE

14.	In preparing this Thirty-Third Report, the Monitor has been provided with and, in making comments herein, has relied upon unaudited financial information, the ABH Group’s books and records, financial information and projections prepared by the ABH Group and discussions with management of the ABH Group (the “Management”). The Monitor has not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information and, accordingly, the Monitor expresses no opinion or other form of assurance in respect of such information contained in this Thirty-Third Report. Some of the information referred to in this Thirty-Third Report consists of forecasts and projections. An examination or review of the financial forecast and projections, as outlined in the Canadian Institute of Chartered Accountants Handbook, has not been performed. Future-oriented financial information referred to in this Thirty-Third Report was prepared by the ABH Group based on Management’s estimates and assumptions. Readers are cautioned that, since these projections are based upon assumptions about future events and conditions the actual results will vary from the projections, even if the assumptions materialize, and the variations could be significant.

15.	Capitalized terms not defined in this Thirty-Third Report are as defined in the previous reports of the Monitor and the Initial Order. All references to dollars are in U.S. currency and are translated at a rate of CDN$1.00=US$0.90 unless otherwise noted.

16.	Copies of all of the Monitor’s Reports, in both English and French, including a copy of this Thirty-Third Report, and all motion records and Orders in the CCAA Proceedings will be available on the Monitor’s website at www.ey.com/ca/abitibibowater. The Monitor has also established a bilingual toll-free telephone number that is referenced on the Monitor’s website so that parties may contact the Monitor if they have questions with respect to the CCAA Proceedings.

17.	Copies of all of the U.S. Bankruptcy Court’s orders are posted on the website for Epiq Bankruptcy Solutions LCC (“Epiq”) at http://chapter11.epiqsystems.com/abitibibowater. The Monitor has included a link to Epiq’s website from the Monitor’s website.

CURRENT MARKET CONDITIONS IN THE FOREST PRODUCTS INDUSTRY

18.	Pursuant to the First Stay Extension Order, the Monitor has provided this Honourable Court with regular reports on the Petitioners’ cash flows for each reporting period following the date of the First Stay Extension Order. These regular reports have included details with respect to the market conditions in the forest products industry.

19.	On January 21, 2010, Catalyst Paper Corporation (“Catalyst”), a competitor of the Petitioners, announced it would be indefinitely idling a newsprint machine at their Crofton, British Columbia facility. The idled machine, which was temporarily idled on December 23, 2009, is capable of producing approximately 140,000 tonnes of newsprint on an annual basis.

20.	Kruger Inc. (“Kruger”), a competitor of the Petitioners, recently announced that it will be continuing to idle a coated paper machine at its Wayagamack mill in Trois-Rivieres, Quebec. This machine was shut down December 31, 2009 and was scheduled to restart on February 23, 2010, but will be idled for a further five weeks. Weak market conditions and the strength of the Canadian dollar were provided by Kruger as contributing factors to this decision.

21.	According to a January 22, 2010 report on RISI.com (a leading forest products publication), White Birch Paper Company will be restarting production at a newsprint machine in Newburg, Oregon. This machine, which is capable of producing 170,000 tonnes per year, had been idled for market-related reasons.

22.	As reported in certain industry publications, the Petitioners have announced that the $50 per tonne price increase that was scheduled for March, 2010 will now be spread over March and April in $25 per tonne increments.

BRIDGEWATER ADMINISTRATION FILING

23.	Bridgewater, a subsidiary of the Petitioners in the United Kingdom (“UK”), filed for administration, a form of insolvency proceeding in the UK, on February 2, 2010. Ernst & Young (UK) has been appointed as the administrator of Bridgewater (the “Administrator”). The Administrator has ceased production at the Bridgewater mill which had capacity of 235,000 tonnes per year.

24.	The Administrator is currently liquidating existing inventory.

25.	Prior to the administration proceedings, the bulk of the Petitioners’ European sales were made through Bridgewater as a broker. The Petitioners now sell their own production into the UK and Europe using Bridgewater (under administration) as a sales agent.

RECEIPTS AND DISBURSEMENTS FROM JANUARY 4, 2010 TO JANUARY 31, 2010 FOR THE ACI GROUP AND BCFPI

The ACI Group

26.	The table below summarizes the ACI Group’s (including DCorp) actual receipts and disbursements for the Reporting Period, which is detailed in Appendix “E” of this Thirty-Third Report, with a comparison to the ACI Forecast amounts provided in the Thirty-First Report.

	US$000
	Actual	Forecast	Variance
Opening Cash	$251,795	$251,795	$—	—
Receipts	197,842	177,012	20,830	12%
Disbursements
Net Trade Disbursements	(99,030)	(110,458)	11,428	10%
Intercompany	2,360	—	2,360	N/A
Other	(76,686)	(77,296)	610	1%

	(173,356)	(187,754)	14,398	8%
Financing
Securitization Inflows / (Outflows)	(16,757)	(15,852)	(905)	(6%)
Adequate Protection by DCorp to ACCC Term Lenders	(3,074)	(3,287)	213	6%
Bridgewater Funding	1,460	—	1,460	N/A
Restructuring & Other Items	(3,531)	(4,250)	719	17%
Foreign Exchange Translation	(6,605)	—	(6,605)	N/A

	(28,507)	(23,389)	(5,118)	(22%)
Net Cash Flow	(4,021)	(34,131)	30,110	(88%)
Ending Cash	$247,774	$217,664	$30,110	14%

ULC DIP Facility Available Upon Notice	45,000	45,000	—	—
Immediately Available Liquidity	$292,774	$262,664	$30,110	11%

Total Available Liquidity	$349,039	$318,929	$30,110	9%

27.	As detailed in the twenty-ninth report of the Monitor dated December 16, 2009 (the “Twenty-Ninth Report”) the sale of the MPCo Transaction closed on December 9, 2009 and, pursuant to certain agreements related to the transaction, the proceeds of the CDN$615 million (the “Proceeds”) for the ACCC MPCo Interest were received by the Petitioners. Certain of the Proceeds were paid to the Monitor for distribution as follows:

(i)	CDN$200.0 million to the Senior Secured Noteholders (i.e. the holders of the 13.75% notes due 2011); and

(ii)	CDN$130.0 million to the ACI Group under the ULC DIP Facility.

28.	The Monitor continues to hold the following amounts related to the sale of the ACCC MPCo Interest pursuant to an order of this Honourable Court dated November 16, 2009:

(i)	$45.0 million that is available as liquidity to the ACI Group subject to providing notice to certain creditors (the “ULC DIP Facility Available Upon Notice”);

(ii)	$45.0 million that is available to the ACI Group subject to Court approval for the use of such funds (the “ULC DIP Facility Available Upon Court Approval”); and

(iii)	Approximately $47.1 million that is not available to the ACI Group (the “Restricted ULC Reserve Deposit”). The Monitor will continue to hold these funds until further order of this Honourable Court.

29.	“Immediately Available Liquidity” in the chart above includes cash on hand plus liquidity available via the ULC DIP Facility Available Upon Notice. “Total Available Liquidity” includes Immediately Available Liquidity plus the ULC DIP Facility Available Upon Court Approval plus the Recycling Proceeds (as defined herein).

30.	Pursuant to an order issued by the U.S. Bankruptcy Court, funds related to the sale of the DCorp’s recycling assets (the “Recycling Proceeds”) are only available to the ACI Group on ten days’ notice to the agent for the ACCC Term Lenders. These funds (approximately $11.3 million) are held in a designated account and are separate from the ACI Group’s general operating funds.

31.	As shown in the table above, the ACI Group’s total receipts for the Reporting Period, net of joint venture remittances, were approximately $20.8 million higher than projected in the ACI Forecast. Disbursements were approximately $14.4 million lower than projected in the ACI Forecast and Financing cash flow was approximately $5.1 million less than projected in the ACI Forecast. Overall, the ending cash balance and immediately available liquidity were each approximately $30.1 million higher than the ACI Forecast.

Receipts

32.	A breakdown of the receipts for the Reporting Period are outlined in the table below:

			$US 000
Receipts	Para.		Actual	Forecast	Variance	Variance %
A/R Collections	33	(i)	$163,299	$155,324	$7,975	5%
Intercompany A/R Settlement	33	(i)	16,770	—	16,770	N/A
Joint Venture Remittances, Net	33	(i)	(20,157)	(21,303)	1,146	5%
Collections on Behalf of Joint Ventures	33	(ii)	7,265	17,480	(10,215)	(58%)

Net A/R Collections			167,177	151,501	15,676	10%
Other Inflows	33	(iii)	30,665	25,511	5,154	20%

Total Receipts			$197,842	$177,012	$20,830	12%

33.	The variance analysis has been compiled based on discussions with Management and the following represents the more significant reasons for the variances:

(i)	A/R Collections, inclusive of receipts related to Intercompany A/R Settlements, net Joint Venture Remittances, and Collections on Behalf of Joint Ventures, were approximately $167.2 million during the Reporting Period compared to a forecast amount of $151.5 million resulting in a positive variance of approximately $15.7 million. The reason for this variance is that certain customers who had balances due in December paid in early January, reversing negative variances previously incurred.

Intercompany A/R Settlements represent payments to the ACI Group from an affiliated ABH Group entity for ACI Group accounts receivable that were collected by the affiliated entity, such as BI or BCFPI.

(ii)

Collections on Behalf of Joint Ventures totalled approximately $7.3 million during the Reporting Period. This amount represents amounts collected by the ACI Group for accounts receivable that belong to a joint venture partner. Such amounts will be paid to the joint venture partner on a monthly basis or in accordance with the joint venture agreement. The collections on behalf of joint ventures were $7.3 million for the Reporting Period as compared to a forecast amount of approximately $17.5 million, resulting in a negative variance of approximately $10.2 million.

This variance is partly due to the fact that certain portions of amounts collected on behalf of joint ventures are also included in the “A/R Collections” line and have not yet been specifically allocated to “Collections on Behalf of Joint Ventures” as these amounts are allocated on a monthly basis.

During the Reporting Period, disbursements related to Joint Venture Remittances totalled approximately $20.2 million resulting in a positive variance of approximately $1.1 million. This is primarily due to lower than forecast activity at the Augusta joint venture.

(iii)	Other Inflows, which includes tax refunds and other miscellaneous receipts, totalled approximately $30.7 million during the Reporting Period. The ACI Forecast included projected receipts of $25.5 million. Significant receipts include:

(a)	A refund of operating costs from Donohue Malbaie, a joint venture partner, in the amount of approximately $3.9 million; and

(b)	Higher than forecast receipts related to the sale of hydroelectric power to the grid from the Fort Frances co-generation plant.

Disbursements

34.	A breakdown of the disbursements related to Net Trade Disbursements for the Reporting Period is outlined below:

			$US 000
	Para.		Actual	Forecast	Variance	Variance %
Trade Payables	35	(i)	$(112,003)	$(107,510)	$(4,493)	(4%)
Intercompany A/P Settlement	35	(i)	13,357	—	13,357	N/A
Intercompany A/P Settlements - Disbursements	35	(i)	(384)	—	(384)	N/A
Capital Expenditures	35	(ii)	—	(2,948)	2,948	100%

Net Trade Disbursements			$(99,030)	$(110,458)	$11,428	10%

35.	The variance analysis with respect to the disbursements for the more significant variances has been compiled based on discussions with Management and the following represents a summary of the reasons for the variances:

(i)	Disbursements related to Trade Payables were approximately $112.0 million during the Reporting Period, which was approximately $4.5 million greater than the ACI Forecast. Consistent with prior periods:

(a)	Capital Expenditures have been included in the actual amount for Trade Payables disbursements until such time as the ACI Group identifies and allocates the disbursements which are capital in nature;

(b)	The ACI Group regularly disburses amounts on behalf of other affiliated entities which are included in Trade Payables (as noted above, the ACI Group was reimbursed by affiliates for approximately $13.4 million of such amounts, detailed on the Intercompany A/P Settlements line, during the Reporting Period). The quantum of amounts disbursed on behalf of other entities is not known until such time as the Petitioners reconcile their intercompany accounts, which is done on a regular basis; and

(c)	During the Reporting Period, the ACI Group was reimbursed for certain freight expenses incurred by affiliates in November and December, 2009. Due to the fact that these amounts were reimbursed in January 2010, a positive variance resulted. The quantum of such reimbursement was approximately $10.0 million, of which only $7.2 million was forecast.

(ii)	As noted above, Capital Expenditures are not tracked on a weekly basis. The disbursements related to capital expenditures have been included in the Trade Payables disbursement line. Management has advised the Monitor that capital expenditures for the month of December, 2009 totalled approximately $4.0 million.

36.	The net disbursements related to intercompany collections are detailed in the chart below:

			$US 000
	Para.		Actual	Forecast	Variance	Variance %
A/R Collections - Affiliates	36	(i)	$20,762	$—	$20,762	N/A
Intercompany A/R Settlements	36	(ii)	(18,402)	—	(18,402)	N/A

			$2,360	$—	$2,360	N/A

(i)	A/R Collections – Affiliates totalled approximately $20.8 million during the Reporting Period. As part of its normal Cash Management System, the ACI Group regularly collects accounts receivable on behalf of other ABH Group entities. As it is not possible to forecast which customers will incorrectly pay the ACI Group on behalf of the other entities, collections on behalf of affiliates are not forecast by the Petitioners. The funds are paid on a regular basis by the ACI Group to the appropriate ABH Group entity, which payments are reflected in the Intercompany A/R Settlements line of the “Intercompany” section of the cash flow statement. As discussed in the next section, an amount of approximately $18.4 million was paid out to affiliates during the Reporting Period by the ACI Group to reimburse affiliates for collections made on their behalf by the ACI Group.

(ii)	The ACI Group does not forecast the disbursement of Intercompany A/R Settlements as it is not possible to predict which customers will pay the incorrect ABH Group entity for accounts receivable. The corresponding receipt of these amounts collected from affiliate customers is included in the A/R Collections – Affiliates line included in the “Intercompany” section of the cash flow statement.

37.	Disbursements related to “Other” items are summarized in the chart below:

			$US 000
	Para.		Actual	Forecast	Variance	Variance %
Marine Freight Payments	37	(i)	$(6,331)	$(6,000)	$(331)	(6%)
Utility Payments	37	(ii)	(26,937)	(27,480)	543	2%
Payroll & Benefits	37	(iii)	(43,418)	(43,816)	398	1%

			$(76,686)	$(77,296)	$610	1%

(i)	Marine Freight Payments totalled approximately $6.3 million during the Reporting Period. This compares to an amount of $6.0 million in the ACI Forecast.

(ii)	Utility Payments totalled approximately $26.9 million during the Reporting Period. This compares to an amount of approximately $27.5 million in the ACI Forecast.

(iii)	Total payments for Payroll & Benefits were approximately $43.4 million during the Reporting Period compared to an amount of approximately $43.8 million in the ACI Forecast.

Financing

38.	Details regarding the ACI Group’s financing activities are summarized in the following table:

			$US 000
Financing	Para.		Actual	Forecast	Variance	Variance %
Securitization Inflows / (Outflows)	39	(i)	$(16,757)	$(15,852)	$(905)	(6%)
Adequate Protection by DCorp to ACCC Term Lenders	39	(ii)	(3,074)	(3,287)	213	6%
Bridgewater Funding	39	(iii)	1,460	—	1,460	N/A
Restructuring & Other Items	39	(iv)	(3,531)	(4,250)	719	17%
Foreign Exchange Translation	39	(v)	(6,605)	—	(6,605)	N/A

			$(28,507)	$(23,389)	$(5,118)	(22%)

39.	The variance analysis with respect to the ACI Group’s financing activities has been compiled based on discussions with Management and the following represents a summary of the reasons for the variances:

(i)	Securitization Inflows/(Outflows) totalled an outflow of approximately $16.8 million compared to a projected outflow of approximately $15.9 million during the Reporting Period due to a lower than forecast accounts receivable balance offset by higher than forecast availability under the Securitization Program.

(ii)	Adequate Protection by DCorp to ACCC Term Lenders totalled approximately $3.1 million compared to a forecast amount of approximately $3.3 million.

(iii)	In order to maintain sufficient liquidity at Bridgewater, the ACI Group transferred approximately $1.5 million to Bridgewater prior to the commencement of the Reporting Period. These funds were repaid in the week ended January 10, 2010.

(iv)	Payments for Restructuring & Other Items totalled approximately $3.5 million compared to a forecast of approximately $4.3 million. The difference is primarily due to the timing of receipt of invoices from various professional service firms.

(v)	Amounts on the Foreign Exchange Translation line represent the difference between the actual exchange rate between Canadian and U.S. dollars at the time of conversion as compared to the forecast rate of CDN$1.00=US$0.90. During the Reporting Period the value of the Canadian dollar fluctuated between US$0.9384 and US$0.9755.

BCFPI

40.	The following table summarizes the receipts and disbursements of BCFPI for the Reporting Period, which is detailed in Appendix “F” of this Thirty-Third Report:

	US$000
	Actual	Forecast	Variance
Receipts	$55,870	$47,658	$8,212	17%
Disbursements
Net Trade Disbursements	(37,587)	(28,826)	(8,761)	(30%)
Intercompany	1,539	—	1,539	N/A
Other	(13,675)	(16,512)	2,837	17%

	(49,723)	(45,338)	(4,385)	(10%)
Financing
Interest	(1,287)	(2,080)	793	38%
Restructuring Costs	(547)	(1,172)	625	53%
Foreign Exchange Translation	(1,585)	—	(1,585)	N/A

	(3,419)	(3,252)	(167)	5%
Net Cash Flows	2,728	(932)	3,660	(393%)
Opening Cash	11,347	11,347	—	—

Ending Cash	$14,075	$10,415	$3,660	35%

41.	As detailed in the table above, BCFPI’s total receipts for the Reporting Period were approximately $8.2 million higher than the BCFPI Forecast. Disbursements were $4.4 million higher than the BCFPI Forecast and Financing cash flows were consistent with the BCFPI Forecast. BCFPI had cash on hand of approximately $14.1 million at January 31, 2010. Overall, the ending cash balance was approximately $3.7 million higher than the BCFPI Forecast.

Receipts

42.	A breakdown of the BCFPI receipts is summarized in the table below:

	US$000
Receipts	Para.		Actual	Forecast	Variance	Variance %
A/R Collections	43	(i)	$9,149	$50,546	$(41,397)	(82%)
Intercompany A/R Settlements	43	(i)	36,013	—	36,013	N/A

Total A/R Collections			45,162	50,546	(5,384)	(11%)
Advances from/(to) Bowater Inc.	43	(ii)	(6,000)	(19,000)	13,000	(68%)
Other Inflows	43	(iii)	16,708	16,112	596	4%

Total Receipts			$55,870	$47,658	$8,212	17%

43.	The variance analysis with respect to the receipts has been compiled based on discussions with Management and the following represents a summary of the reasons for the significant variances:

(i)	Total A/R Collections were approximately $45.2 million resulting in a negative variance of approximately $5.4 million. This variance is primarily due to the timing of collections from BCFPI’s customers.

Pursuant to BCFPI’s normal practice and the Cash Management System, sales which are made to customers domiciled in the United States are made through an affiliate, Bowater America Inc. (“BAI”). BAI, which is a subsidiary of BI, collects the accounts receivable from third party customers and then remits these funds via an Intercompany A/R Settlement to BCFPI. BCFPI continues to reconcile its intercompany trade receivables on a regular basis.

In addition to the above, BI collects substantially all accounts receivable related to BCFPI’s sale of pulp. Such amounts are reconciled and transferred from BI to BCFPI on a monthly basis. Transfers of pulp receipts through the end of December have been paid to BCFPI during the Reporting Period.

(ii)	On a net basis, Advances from Bowater Inc. totalled a repayment of $6.0 million during the Reporting Period. Repayments of $19.0 million were forecast in the BCFPI Forecast. The variance above is due to lower than forecast collection and a timing difference with respect to reimbursement for amounts disbursed on behalf of Bowater Mersey Paper Company Ltd. (“Mersey”), a joint venture partially owned by BI.

(iii)	Amounts received related to Other Inflows were approximately $16.7 million during the Reporting Period. Such receipts primarily represent amounts related to the receipt of road tax credits from the Quebec provincial government and mill level deposits.

Disbursements

44.	Details regarding BCFPI’s disbursements related to Net Trade Disbursements are summarized in the following table:

			US$000
	Para.		Actual	Forecast	Variance	Variance %
Trade Payables	45	(i)	$(28,940)	$(27,018)	$(1,922)	(7%)
Intercompany A/P Settlements - Receipts	45	(i)	5,423	—	5,423	N/A
Intercompany A/P Settlements - Disbursements	45	(ii)	(3,546)	—	(3,546)	N/A
Capital Expenditures	45	(iii)	—	(1,808)	1,808	100%
Payments on Behalf of Affiliates	45	(iv)	(10,524)	—	(10,524)	N/A

Net Trade Disbursements			$(37,587)	$(28,826)	$(8,761)	(30%)

45.	The variance analysis with respect to BCFPI’s disbursements has been compiled based on discussions with Management and the following represents a summary of the reasons provided for these variances:

(i)	Disbursements related to Trade Payables were approximately $1.9 million greater than projected during the Reporting Period. This variance is due to the following:

(a)	The BCFPI Forecast did not contemplate any activity related to the restart of the newsprint machine at BCFPI’s Thunder Bay facility. In order to prepare for the restart of this machine, it was necessary to purchase inventory and supplies in advance of this restart. This restart contributed approximately $3.0 million to the negative variance noted above.

Receipts related to Intercompany A/P Settlements - Receipts were approximately $5.4 million during the Reporting Period. Such amounts represent reimbursement for amounts disbursed on behalf of Mersey, which is a joint venture partially owned by BI.

(ii)	Intercompany A/P Settlements - Disbursements represent BCFPI reimbursing related entities for payments made on its behalf. During the Reporting Period, such payments totalled approximately $3.5 million and are primarily reimbursements to the ACI Group for freight costs. The majority of such freight costs were incurred in November and December, 2009.

(iii)	Capital Expenditures are not tracked on a weekly basis. As such, disbursements for this line item have been included in Trade Payables. The Monitor has been advised that capital expenditures for December, 2009 were approximately $0.7 million.

(iv)	Payments on Behalf of Affiliates were $10.5 million during the Reporting Period. These payments primarily represent disbursements made by BCFPI on behalf of Mersey. Due to the integrated nature of the operations of the Petitioners and the Cash Management System, such payments occur on a regular basis. BCFPI does not typically forecast such payments, nor does it typically forecast the repayment of these items.

46.	Actual receipts and disbursements related to intercompany accounts receivable transactions are summarized in the table below:

			US$000
	Para.		Actual	Forecast	Variance	Variance %
A/R Collections - Affiliates	46	(i)	$4,376	$—	$4,376	N/A
Intercompany A/R Settlements	46	(ii)	(2,837)	—	(2,837)	N/A

			$1,539	$—	$1,539	N/A

(i)	Receipts related to A/R Collections – Affiliates totalled approximately $4.4 million during the Reporting Period. Such amounts are regularly collected by BCFPI as part of the operation of the Cash Management System.

(ii)	Payments for Intercompany A/R Settlements totalled approximately $2.8 million during the Reporting Period. Intercompany A/R Settlements represent payments made by BCFPI to reimburse related entities for accounts receivable incorrectly paid to BCFPI by ABH-affiliated customers.

47.	Disbursements for “Other” items are as follows and are summarized in the table below:

			US$000
	Para.		Actual	Forecast	Variance	Variance %
Freight	47	(i)	$(3,506)	$(4,036)	$530	13%
Intercompany SG&A Allocation	47	(ii)	—	(400)	400	100%
Payroll and Benefits	47	(iii)	(10,169)	$(12,076)	1,907	16%

			$(13,675)	$(16,512)	$2,837	17%

(i)	Disbursements for Freight totalled approximately $3.5 million during the Reporting Period. This compares to an amount of approximately $4.0 million in the BCFPI Forecast.

(ii)	Amounts related to the Intercompany SG&A Allocation were not settled during the Reporting Period. Such amounts are now forecast to be paid in February, 2010.

(iii)	During the Reporting Period, payments in respect of Payroll and Benefits totalled approximately $10.2 million. The BCFPI Forecast projected disbursements in the amount of $12.1 million. The reason for this variance is primarily due to a timing difference with respect to certain benefit and payroll withholding payments.

Financing

48.	Details regarding financing are summarized in the following table:

Financing	Para.	US$000			Variance %
		Actual	Forecast	Variance
Interest	49	$(1,287)	$(2,080)	$793	38%
Restructuring Costs	50	(547)	(1,172)	625	53%
Foreign Exchange Translation	51	(1,585)	—	(1,585)	N/A

Cash Flow from Financing/Restructuring		$(3,419)	$(3,252)	$(167)	(5%)

49.	Disbursements related to Interest, which were forecast to be approximately $2.1 million, were approximately $1.3 million. This variance is primarily due to the timing of receipt of certain invoices for interest, as such amounts are not paid until the interest invoice is received.

50.	Restructuring Costs were approximately $0.5 million compared to a forecast amount of approximately $1.2 million. This variance is primarily due to the timing of receipts from various professional service firms.

51.	Amounts on the Foreign Exchange Translation line represent the difference between the actual exchange rate at the time of conversion between Canadian and U.S. dollars as compared to the forecast rate of CDN$1.00=US$0.90.

CURRENT LIQUIDITY POSITION AND THE 13-WEEK CASH FLOW FORECASTS

52.	Attached as Appendices “G” and “H”, respectively, are the updated 13-week cash flow forecasts of the ACI Group (including DCorp) and BCFPI through May 2, 2010.

53.	As at January 31, 2010, the ACI Group had cash on hand of approximately $247.8 million. In addition to this amount, the ACI Group also has available the ULC DIP Facility Available Upon Notice ($45 million) and the ULC DIP Facility Available Upon Court Approval (a further $45 million) available as liquidity. The ACI Group also held $11.3 million representing the Recycling Proceeds.

54.	The ACI Group’s actual liquidity to January 31, 2010 and forecast total Immediately Available Liquidity for the 13 weeks ending May 2, 2010 is set forth in Appendix “G” and is summarized in the graph below.

55.	The ACI Group’s Immediately Available Liquidity at May 2, 2010, which is the end of the 13-week period in the forecast in Appendix “G”, is projected to be approximately $216.1 million.

56.	The projected Immediately Available Liquidity in the graph above excludes certain items including the ULC DIP Facility Available Upon Court Approval ($45 million), approximately $20.5 million forecast to be received from the sale of DCorp’s Lufkin facility (the “Lufkin Proceeds”) and the Recycling Proceeds ($11.3 million). Thus, the ACI Group’s Total Available Liquidity at May 2, 2010 is projected to be approximately $292.9 million.

57.	Actual results since the date of the issuance of the Initial Order and BCFPI’s forecast liquidity for the 13 weeks ended May 2, 2010, which includes the projected advance of intercompany funding from BI in the amount of $10.0 million, is set forth in Appendix “H” and is summarized in the graph below. The estimate of liquidity in the following graph assumes that a minimum cash balance of $10.0 million will be maintained and funds will be transferred from BI, as necessary, on that basis.

58.	On August 26, 2009 and September 1, 2009, this Honourable Court and the U.S. Bankruptcy Court, respectively, approved certain agreements between the ACI Group, BCFPI and Smurfit-Stone Container Canada Inc. (“Smurfit”) relating to the sale of certain timberlands by Smurfit, which will result in BCFPI receiving net proceeds in the amount of approximately $25.9 million (the “Smurfit Timberland Proceeds”). The Smurfit Timberland Proceeds were paid to the Monitor’s trust account in the week ended October 25, 2009 and are to be held in trust by the Monitor pending further order of this Honourable Court. For purposes of the forecast, the proceeds are reflected as being held in trust by the Monitor and are not used for operating purposes due to the uncertainty regarding the timing of the release of these funds.

59.	BCFPI’s liquidity as at May 2, 2010 is projected to be approximately $10.1 million, not including the Smurfit Timberland Proceeds.

60.	Management has informed the Monitor that BCFPI’s forecast cash requirements will be supported by BI through intercompany advances, if necessary.

KEY PERFORMANCE INDICATORS

61.	As first reported in the Seventh Report, the Petitioners track certain key performance indicators in the course of managing their business. Appendix “I” contains certain key performance indicators which have been updated through December 31, 2009, the most current data available as at the date of this Thirty-Third Report.

All of which is respectfully submitted.

ERNST & YOUNG INC.

in its capacity as the Court-Appointed Monitor

of the Petitioners

Per:

Alex Morrison, CA, CIRP

Senior Vice President

John Barrett, CA, CIRP

Vice President

Todd Ambachtsheer, CA, CIRP

Vice President

APPENDIX “A”

ABITIBI PETITIONERS

1.	Abitibi-Consolidated Company of Canada

2.	Abitibi-Consolidated Inc.

3.	3224112 Nova Scotia Limited

4.	Marketing Donohue Inc.

5.	Abitibi-Consolidated Canadian Office Products Holding Inc.

6.	3834328 Canada Inc.

7.	6169678 Canada Inc.

8.	4042140 Canada Inc.

9.	Donohue Recycling Inc.

10.	1508756 Ontario Inc.

11.	3217925 Nova Scotia Company

12.	La Tuque Forest Products Inc.

13.	Abitibi-Consolidated Nova Scotia Incorporated

14.	Saguenay Forest Products Inc.

15.	Terra Nova Explorations Ltd.

16.	The Jonquière Pulp Company

17.	The International Bridge and Terminal Company

18.	Scramble Mining Ltd.

19.	9150-3383 Québec Inc.

20.	Abitibi-Consolidated (U.K.) Inc.

APPENDIX “B”

BOWATER PETITIONERS

1.	Bowater Canada Finance Corporation

2.	Bowater Canadian Limited

3.	Bowater Canadian Holdings. Inc.

4.	3231378 Nova Scotia Company

5.	AbitibiBowater Canada Inc.

6.	Bowater Canada Treasury Corporation

7.	Bowater Canadian Forest Products Inc.

8.	Bowater Shelburne Corporation

9.	Bowater LaHave Corporation

10.	St-Maurice River Drive Company Limited

11.	Bowater Treated Wood Inc.

12.	Canexel Hardboard Inc.

13.	9068-9050 Québec Inc.

14.	Alliance Forest Products Inc. (2001)

15.	Bowater Belledune Sawmill Inc.

16.	Bowater Maritimes Inc.

17.	Bowater Mitis Inc.

18.	Bowater Guérette Inc.

19.	Bowater Couturier Inc.

APPENDIX “C”

18.6 PETITIONERS

1.	AbitibiBowater US Holding 1 Corp.

2.	AbitibiBowater Inc.

3.	Bowater Ventures Inc.

4.	Bowater Incorporated

5.	Bowater Nuway Inc.

6.	Bowater Nuway Mid-States Inc.

7.	Catawba Property Holdings LLC

8.	Bowater Finance Company Inc.

9.	Bowater South American Holdings Incorporated

10.	Bowater America Inc.

11.	Lake Superior Forest Products Inc.

12.	Bowater Newsprint South LLC

13.	Bowater Newsprint South Operations LLC

14.	Bowater Finance II, LLC

15.	Bowater Alabama LLC

16.	Coosa Pines Golf Club Holdings, LLC

APPENDIX “D”

PARTNERSHIPS

1.	Bowater Canada Finance Limited Partnership

2.	Bowater Pulp and Paper Canada Holdings Limited Partnership

3.	Abitibi-Consolidated Finance LP

APPENDIX “E”

ACI GROUP ACTUAL RECEIPTS AND DISBURSEMENTS

Abitibi-Consolidated Inc. and its Subsidiaries (the “ACI Group”)

Actual to Forecast Comparison

4 Weeks Ended January 31, 2010

US$000

	Actual
Week Ended	10-Jan-10	17-Jan-10	24-Jan-10	31-Jan-10	Total
Opening Cash	251,795	261,871	232,435	260,517	251,795
Receipts
A/R Collections	35,132	34,138	56,973	37,056	163,299
Intercompany A/R Settlement	8,003	4,241	974	3,552	16,770
Joint Venture Remittances, Net	—	(16,942)	—	(3,215)	(20,157)
Collections on Behalf of Joint Ventures	1,804	1,320	3,856	285	7,265

Net A/R Collections	44,939	22,757	61,803	37,678	167,177
Other Inflows	2,623	2,516	17,602	7,924	30,665

Total Receipts	47,562	25,273	79,405	45,602	197,842
Disbursements
Trade Payables	(22,482)	(28,770)	(30,787)	(29,964)	(112,003)
Intercompany A/P Settlement - Receipts	8,143	753	315	4,146	13,357
Intercompany A/P Settlements - Disbursements	(384)	—	—	—	(384)
Capital Expenditures	—	—	—	—	—

Net A/P Variance	(14,723)	(28,017)	(30,472)	(25,818)	(99,030)
A/R Collections - Affiliates	3,742	2,922	6,353	7,745	20,762
Intercompany A/R Settlements	(6,304)	(4,985)	(1,343)	(5,770)	(18,402)

	(2,562)	(2,063)	5,010	1,975	2,360
Marine Freight Payments	(1,350)	(2,375)	(1,783)	(823)	(6,331)
Utility Payments	(907)	(11,471)	(9,657)	(4,902)	(26,937)
Payroll & Benefits	(8,156)	(10,544)	(9,246)	(15,472)	(43,418)

Net Other Disbursements	(10,413)	(24,390)	(20,686)	(21,197)	(76,686)
Total Disbursements	(27,698)	(54,470)	(46,148)	(45,040)	(173,356)
Financing
Securitization Inflows / (Outflows)	(9,098)	2,748	(3,629)	(6,778)	(16,757)
Adequate Protection by DCorp to ACCC Term Lenders	—	—	—	(3,074)	(3,074)
Bridgewater Funding	1,460	—	—	—	1,460
Restructuring & Other Items	(1,017)	(807)	(374)	(1,333)	(3,531)
Foreign Exchange Translation	(1,133)	(2,180)	(1,172)	(2,120)	(6,605)

	(9,788)	(239)	(5,175)	(13,305)	(28,507)
Cash Flow From Operations	10,076	(29,436)	28,082	(12,743)	(4,021)
Opening Cash Balance	251,795	261,871	232,435	260,517	251,795
Cash Flow From Operations	10,076	(29,436)	28,082	(12,743)	(4,021)

Ending Cash Balance	261,871	232,435	260,517	247,774	247,774

Note: The above totals are subject to rounding adjustments

Abitibi-Consolidated Inc. and its Subsidiaries (the “ACI Group”)

Actual to Forecast Comparison

4 Weeks Ended January 31, 2010

US$000

	Forecast
Week Ended	10-Jan-10	17-Jan-10	24-Jan-10	31-Jan-10	Total
Opening Cash	251,795	266,492	233,538	234,129	251,795
Receipts
A/R Collections	45,683	36,332	37,862	35,447	155,324
Intercompany A/R Settlement	—	—	—	—	—
Joint Venture Remittances, Net	—	(18,369)	—	(2,934)	(21,303)
Collections on Behalf of Joint Ventures	4,370	4,370	4,370	4,370	17,480

Net A/R Collections	50,053	22,333	42,232	36,883	151,501
Other Inflows	7,194	2,750	6,680	8,887	25,511

Total Receipts	57,247	25,083	48,912	45,770	177,012
Disbursements
Trade Payables	(21,005)	(28,205)	(28,205)	(30,095)	(107,510)
Intercompany A/P Settlement - Receipts	—	—	—	—	—
Intercompany A/P Settlements - Disbursements	—	—	—	—	—
Capital Expenditures	(737)	(737)	(737)	(737)	(2,948)

Net A/P Variance	(21,742)	(28,942)	(28,942)	(30,832)	(110,458)
A/R Collections - Affiliates	—	—	—	—	—
Intercompany A/R Settlements	—	—	—	—	—

	—	—	—	—	—
Marine Freight Payments	(1,500)	(1,500)	(1,500)	(1,500)	(6,000)
Utility Payments	(3,870)	(7,870)	(7,870)	(7,870)	(27,480)
Payroll & Benefits	(6,932)	(11,609)	(6,932)	(18,343)	(43,816)

Net Other Disbursements	(12,302)	(20,979)	(16,302)	(27,713)	(77,296)
Total Disbursements	(34,044)	(49,921)	(45,244)	(58,545)	(187,754)
Financing
Securitization Inflows / (Outflows)	(7,506)	(7,116)	(2,077)	847	(15,852)
Adequate Protection by DCorp to ACCC Term Lenders	—	—	—	(3,287)	(3,287)
Bridgewater Funding	—	—	—	—	—
Restructuring & Other Items	(1,000)	(1,000)	(1,000)	(1,250)	(4,250)
Foreign Exchange Translation	—	—	—	—	—

	(8,506)	(8,116)	(3,077)	(3,690)	(23,389)
Cash Flow From Operations	14,697	(32,954)	591	(16,465)	(34,131)
Opening Cash Balance	251,795	266,492	233,538	234,129	251,795
Cash Flow From Operations	14,697	(32,954)	591	(16,465)	(34,131)

Ending Cash Balance	266,492	233,538	234,129	217,664	217,664

Note: The above totals are subject to rounding adjustments

Abitibi-Consolidated Inc. and its Subsidiaries (the “ACI Group”)

Actual to Forecast Comparison

4 Weeks Ended January 31, 2010

US$000

	Variance
Week Ended	10-Jan-10	17-Jan-10	24-Jan-10	31-Jan-10	Total
Opening Cash	—	(4,621)	(1,103)	26,388	—
Receipts
A/R Collections	(10,551)	(2,194)	19,111	1,609	7,975
Intercompany A/R Settlement	8,003	4,241	974	3,552	16,770
Joint Venture Remittances, Net	—	1,427	—	(281)	1,146
Collections on Behalf of Joint Ventures	(2,566)	(3,050)	(514)	(4,085)	(10,215)

Net A/R Collections	(5,114)	424	19,571	795	15,676
Other Inflows	(4,571)	(234)	10,922	(963)	5,154

Total Receipts	(9,685)	190	30,493	(168)	20,830
Disbursements
Trade Payables	(1,477)	(565)	(2,582)	131	(4,493)
Intercompany A/P Settlement - Receipts	8,143	753	315	4,146	13,357
Intercompany A/P Settlements - Disbursements	(384)	—	—	—	(384)
Capital Expenditures	737	737	737	737	2,948

Net A/P Variance	7,019	925	(1,530)	5,014	11,428
A/R Collections - Affiliates	3,742	2,922	6,353	7,745	20,762
Intercompany A/R Settlements	(6,304)	(4,985)	(1,343)	(5,770)	(18,402)

	(2,562)	(2,063)	5,010	1,975	2,360
Marine Freight Payments	150	(875)	(283)	677	(331)
Utility Payments	2,963	(3,601)	(1,787)	2,968	543
Payroll & Benefits	(1,224)	1,065	(2,314)	2,871	398

Net Other Disbursements	1,889	(3,411)	(4,384)	6,516	610
Total Disbursements	6,346	(4,549)	(904)	13,505	14,398
Financing
Securitization Inflows / (Outflows)	(1,592)	9,864	(1,552)	(7,625)	(905)
Adequate Protection by DCorp to ACCC Term Lenders	—	—	—	213	213
Bridgewater Funding	1,460	—	—	—	1,460
Restructuring & Other Items	(17)	193	626	(83)	719
Foreign Exchange Translation	(1,133)	(2,180)	(1,172)	(2,120)	(6,605)

	(1,282)	7,877	(2,098)	(9,615)	(5,118)
Cash Flow From Operations	(4,621)	3,518	27,491	3,722	30,110
Opening Cash Balance	—	(4,621)	(1,103)	26,388	—
Cash Flow From Operations	(4,621)	3,518	27,491	3,722	30,110

Ending Cash Balance	(4,621)	(1,103)	26,388	30,110	30,110

Note: The above totals are subject to rounding adjustments

APPENDIX “F”

BCFPI ACTUAL RECEIPTS AND DISBURSEMENTS

Bowater Canadian Forest Products Inc. (“BCFPI”)

Actual to Forecast Comparison

4 Weeks Ended January 31, 2010

US$000

	Actual
Week Ended	10-Jan-10	17-Jan-10	24-Jan-10	31-Jan-10	Total
Opening Cash	11,347	10,389	9,400	8,859	11,347
Receipts
A/R Collections	2,465	3,062	1,368	2,254	9,149
Intercompany A/R Settlements	4,836	21,428	3,000	6,749	36,013

Total A/R Collections	7,301	24,490	4,368	9,003	45,162
Advances from Bowater Inc.	9,000	(22,000)	10,000	(3,000)	(6,000)
Other Inflows	810	1,337	567	13,994	16,708

Total Receipts	17,111	3,827	14,935	19,997	55,870
Disbursements
Trade Payables	(6,531)	(6,590)	(8,436)	(7,383)	(28,940)
Intercompany A/P Settlements - Receipts	391	5,032	—	—	5,423
Intercompany A/P Settlements - Disbursements	(2,691)	(47)	(101)	(707)	(3,546)
Capital Expenditures	—	—	—	—	—
Payments on Behalf of Affiliates	(4,579)	(585)	(3,272)	(2,088)	(10,524)

Net A/P	(13,410)	(2,190)	(11,809)	(10,178)	(37,587)
A/R Collections - Affiliates	1,033	1,224	580	1,539	4,376
Intercompany A/R Settlements	(797)	(487)	(184)	(1,369)	(2,837)

	236	737	396	170	1,539
Intercompany SG&A Allocation	—	—	—	—	—
Freight	(749)	(1,021)	(964)	(772)	(3,506)
Payroll and Benefits	(2,458)	(1,982)	(2,093)	(3,636)	(10,169)

Total Disbursements	(16,381)	(4,456)	(14,470)	(14,416)	(49,723)
Cash Flow From Operations	730	(629)	465	5,581	6,147
Financing
Interest	(888)	—	(399)	—	(1,287)
Restructuring Costs	(260)	—	(170)	(117)	(547)
Foreign Exchange Translation	(540)	(360)	(437)	(248)	(1,585)

Cash Flow from Financing/Restructuring	(1,688)	(360)	(1,006)	(365)	(3,419)
Net Cash Flows	(958)	(989)	(541)	5,216	2,728
Opening Cash Balance	11,347	10,389	9,400	8,859	11,347
Cash Flow From Operations	(958)	(989)	(541)	5,216	2,728

Ending Cash Balance	10,389	9,400	8,859	14,075	14,075

Note: The above totals are subject to rounding adjustments

Bowater Canadian Forest Products Inc. (“BCFPI”)

Actual to Forecast Comparison

4 Weeks Ended January 31, 2010

US$000

	Forecast
Week Ended	10-Jan-10	17-Jan-10	24-Jan-10	31-Jan-10	Total
Opening Cash	11,347	10,047	10,028	10,626	11,347
Receipts
A/R Collections	6,509	15,912	14,904	13,221	50,546
Intercompany A/R Settlements	—	—	—	—	—

Total A/R Collections	6,509	15,912	14,904	13,221	50,546
Advances from Bowater Inc.	4,000	(20,000)	(3,000)	—	(19,000)
Other Inflows	250	15,362	250	250	16,112

Total Receipts	10,759	11,274	12,154	13,471	47,658
Disbursements
Trade Payables	(6,744)	(6,786)	(6,744)	(6,744)	(27,018)
Intercompany A/P Settlements - Receipts	—	—	—	—	—
Intercompany A/P Settlements - Disbursements	—	—	—	—	—
Capital Expenditures	(452)	(452)	(452)	(452)	(1,808)
Payments on Behalf of Affiliates	—	—	—	—	—

Net A/P	(7,196)	(7,238)	(7,196)	(7,196)	(28,826)
A/R Collections - Affiliates	—	—	—	—	—
Intercompany A/R Settlements	—	—	—	—	—

	—	—	—	—	—
Intercompany SG&A Allocation	—	—	—	(400)	(400)
Freight	(1,009)	(1,009)	(1,009)	(1,009)	(4,036)
Payroll and Benefits	(2,685)	(2,753)	(2,685)	(3,953)	(12,076)

Total Disbursements	(10,890)	(11,000)	(10,890)	(12,558)	(45,338)
Cash Flow From Operations	(131)	274	1,264	913	2,320
Financing
Interest	(876)	—	(373)	(831)	(2,080)
Restructuring Costs	(293)	(293)	(293)	(293)	(1,172)
Foreign Exchange Translation	—	—	—	—	—

Cash Flow from Financing/Restructuring	(1,169)	(293)	(666)	(1,124)	(3,252)
Net Cash Flows	(1,300)	(19)	598	(211)	(932)
Opening Cash Balance	11,347	10,047	10,028	10,626	11,347
Cash Flow From Operations	(1,300)	(19)	598	(211)	(932)

Ending Cash Balance	10,047	10,028	10,626	10,415	10,415

Note: The above totals are subject to rounding adjustments

Bowater Canadian Forest Products Inc. (“BCFPI”)

Actual to Forecast Comparison

4 Weeks Ended January 31, 2010

US$000

	Variance
Week Ended	10-Jan-10	17-Jan-10	24-Jan-10	31-Jan-10	Total
Opening Cash	—	342	(628)	(1,767)	—
Receipts
A/R Collections	(4,044)	(12,850)	(13,536)	(10,967)	(41,397)
Intercompany A/R Settlements	4,836	21,428	3,000	6,749	36,013

Total A/R Collections	792	8,578	(10,536)	(4,218)	(5,384)
Advances from Bowater Inc.	5,000	(2,000)	13,000	(3,000)	13,000
Other Inflows	560	(14,025)	317	13,744	596

Total Receipts	6,352	(7,447)	2,781	6,526	8,212
Disbursements
Trade Payables	213	196	(1,692)	(639)	(1,922)
Intercompany A/P Settlements - Receipts	391	5,032	—	—	5,423
Intercompany A/P Settlements - Disbursements	(2,691)	(47)	(101)	(707)	(3,546)
Capital Expenditures	452	452	452	452	1,808
Payments on Behalf of Affiliates	(4,579)	(585)	(3,272)	(2,088)	(10,524)

Net A/P	(6,214)	5,048	(4,613)	(2,982)	(8,761)
A/R Collections - Affiliates	1,033	1,224	580	1,539	4,376
Intercompany A/R Settlements	(797)	(487)	(184)	(1,369)	(2,837)

	236	737	396	170	1,539
Intercompany SG&A Allocation	—	—	—	400	400
Freight	260	(12)	45	237	530
Payroll and Benefits	227	771	592	317	1,907

Total Disbursements	(5,491)	6,544	(3,580)	(1,858)	(4,385)
Cash Flow From Operations	861	(903)	(799)	4,668	3,827
Financing
Interest	(12)	—	(26)	831	793
Restructuring Costs	33	293	123	176	625
Foreign Exchange Translation	(540)	(360)	(437)	(248)	(1,585)

Cash Flow from Financing/Restructuring	(519)	(67)	(340)	759	(167)
Net Cash Flows	342	(970)	(1,139)	5,427	3,660
Opening Cash Balance	—	342	(628)	(1,767)	—
Cash Flow From Operations	342	(970)	(1,139)	5,427	3,660

Ending Cash Balance	342	(628)	(1,767)	3,660	3,660

Note: The above totals are subject to rounding adjustments

APPENDIX “G”

ACI GROUP CASH FLOW FORECAST

Abitibi Consolidated Inc. and its subsidiaries (the “ACI Group”)

Weekly Cash Flow Forecast

13 Weeks Ending May 2, 2010

US$000

Week ended	Notes	7-Feb-10	14-Feb-10	21-Feb-10	28-Feb-10	7-Mar-10	14-Mar-10	21-Mar-10	28-Mar-10	4-Apr-10	11-Apr-10	18-Apr-10	25-Apr-10	2-May-10	Total
Opening Cash	1	247,774	252,300	236,005	214,286	197,143	203,992	207,437	189,911	191,038	197,168	199,257	179,070	174,323	247,774
Receipts
Total A/R Collections	3	38,642	34,526	32,970	36,535	32,837	36,026	36,087	34,625	38,611	33,896	35,196	32,476	35,893	458,319
Collections on Behalf of Joint Ventures	4	4,980	4,980	4,980	4,980	3,978	3,978	3,978	3,978	4,391	4,700	4,700	4,700	4,620	58,940
Other Inflows	5	2,825	2,825	2,750	4,750	6,585	6,779	2,750	8,631	13,689	2,821	2,750	2,750	4,819	64,723

Total Receipts		46,447	42,330	40,699	46,264	43,400	46,782	42,814	47,234	56,691	41,417	42,646	39,926	45,332	581,982
Disbursements
Trade Payables	6	(27,239)	(29,129)	(27,239)	(27,239)	(23,215)	(23,215)	(23,215)	(23,215)	(24,510)	(25,481)	(25,481)	(25,481)	(24,392)	(329,053)
Capital Expenditures	7	(813)	(813)	(813)	(813)	(736)	(736)	(736)	(736)	(810)	(866)	(866)	(866)	(858)	(10,460)
Marine Freight Payments	8	(1,500)	(1,500)	(1,500)	(1,500)	(1,500)	(1,500)	(1,500)	(1,500)	(1,500)	(1,500)	(1,500)	(1,500)	(1,500)	(19,500)
Utility Payments	9	—	(7,870)	(7,870)	(7,870)	(3,870)	(7,870)	(7,870)	(7,870)	(5,584)	(3,870)	(7,870)	(7,870)	(6,727)	(83,011)
Payroll & Benefits	10	(7,288)	(11,305)	(7,638)	(18,388)	(6,903)	(11,099)	(7,253)	(9,903)	(15,233)	(6,993)	(11,539)	(6,993)	(15,213)	(135,748)
Joint Venture Remittances, Net	11	—	—	(18,157)	(2,925)	—	—	(19,858)	(2,940)	—	—	(17,545)	(2,929)	—	(64,355)
Restructuring & Other Items	12	(1,000)	(1,000)	(1,000)	(1,250)	(1,000)	(1,000)	(1,000)	(1,000)	(1,250)	(1,000)	(1,000)	(1,000)	(1,250)	(13,750)

Total Disbursements		(37,840)	(51,616)	(64,217)	(59,985)	(37,224)	(45,420)	(61,433)	(47,164)	(48,888)	(39,710)	(65,801)	(46,639)	(49,940)	(655,876)
Financing
Securitization Inflows / (Outflows)	13	(4,081)	(7,009)	1,799	(454)	674	2,083	1,092	1,058	1,613	382	2,968	1,966	4,569	6,661
Adequate Protection and Fees by DCorp to ACCC Term Lenders	14	—	—	—	(2,969)	—	—	—	—	(3,287)	—	—	—	(3,181)	(9,436)

Total Financing		(4,081)	(7,009)	1,799	(3,423)	674	2,083	1,092	1,058	(1,674)	382	2,968	1,966	1,388	(2,776)
Total Change in Cash		4,526	(16,295)	(21,719)	(17,144)	6,849	3,445	(17,526)	1,128	6,130	2,089	(20,187)	(4,747)	(3,220)	(76,670)

Ending Cash Balance		252,300	236,005	214,286	197,143	203,992	207,437	189,911	191,038	197,168	199,257	179,070	174,323	171,104	171,104

Ending Cash Balance		252,300	236,005	214,286	197,143	203,992	207,437	189,911	191,038	197,168	199,257	179,070	174,323	171,104	171,104

ULC DIP Facility Available Upon Notice	15	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000

Immediately Available Liquidity		297,300	281,005	259,286	242,143	248,992	252,437	234,911	236,038	242,168	244,257	224,070	219,323	216,104	216,104
ULC DIP Facility Available Upon Court Approval	15	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000	45,000
Lufkin Proceeds Held in Trust	16	—	—	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500
Recycling Proceeds Held in Trust	16	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265

Total Available Liquidity	15, 16	353,565	337,270	336,051	318,908	325,757	329,202	311,676	312,803	318,933	321,022	300,835	296,088	292,869	292,869

Securitization Schedule	17
Allowable Receivable Pool Balance		121,998	115,816	117,615	117,161	117,835	120,714	121,806	122,865	124,478	124,860	128,634	130,601	135,169	135,169
Interest and Fees	18	—	(827)	—	—	—	(796)	—	—	—	—	(807)	—	—	(2,430)
Amount Drawn Under Facility		126,079	121,998	115,816	117,615	117,161	117,835	120,714	121,806	122,865	124,478	124,860	128,634	130,601	126,079

Availability / (Required Repayment)		(4,081)	(7,009)	1,799	(454)	674	2,083	1,092	1,058	1,613	382	2,968	1,966	4,569	6,661

Restricted ULC Reserve Deposit	19	47,070	47,070	47,070	47,070	47,070	47,070	47,070	47,070	47,070	47,070	47,070	47,070	47,070	47,070

Lufkin Proceeds Held in Trust	16	—	—	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500
Recycling Proceeds Held in Trust	16	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265	11,265

The above forecast uses an exchange rate of CDN$1.00=US$0.90.

Note: The above totals are subject to rounding adjustments in the underlying balances.

The information and analysis in this document have not been audited or reviewed and, accordingly, no assurances are provided thereon. In addition, because forecasts are dependent upon numerous assumptions regarding future events, actual results will be different than forecast, and such differences may be material.

Abitibi Consolidated Inc. and its subsidiaries (the “ACI Group”)

Notes to Weekly Cash Flow Forecast

13 Weeks Ending May 2, 2010

US$000

1.	Opening Cash in the forecast includes cash on hand.

2.	The cash flow forecast includes mills owned by the ACI Group and its subsidiaries and includes the operations of the DCorp Group. This weekly cash flow forecast may differ from the ACI Monthly Forecast as the underlying assumptions are updated weekly and will vary with the ongoing operations of the ACI Group, whereas the ACI Monthly Forecast is based on longer-term assumptions used to forecast future monthly cash flow.

3.	Total A/R Collections represent amounts estimated to be collected from the ACI Group’s customers. The timing of collections is based on the ACI Group’s collection terms with its customers and the latest sales forecast.

4.	Collections on Behalf of Joint Ventures represent amounts estimated to be collected by the ACI Group on behalf of its joint venture partners. The ACI Group has agreements with its joint venture partners whereby the ACI Group collects the joint venture partners’ accounts receivable (for a fee) and remits these funds to the joint venture in accordance with their agreement.

5.	Other Inflows represent miscellaneous receipts including, but not limited to, such items as tax refunds, insurance proceeds or collection/management fees received from Joint Ventures, as estimated by the ACI Group.

6.	Trade Payables represent amounts estimated to be paid to suppliers for the purchase of the ACI Group’s raw materials, repairs and maintenance and other goods and services related to production. This line also includes amounts necessary to fund the DCorp Group’s recycling operations and a disbursement of $1.8 million in the week ending February 14, 2010 representing the settlement of intercompany SG&A incurred during Q2, 2009.

7.	Capital Expenditures represent amounts estimated to be paid pursuant to the ACI Group’s most recent capital expenditure budget.

8.	Marine Freight Payments represent amounts estimated to be paid to the ACI Group’s outbound marine freight suppliers.

9.	Utility Payments represent amounts estimated to be payable to the ACI Group’s utility suppliers.

10.	Payroll and Benefits represent estimated amounts for salaries, wages, benefits and current service pension costs.

11.	Joint Venture Remittances, Net represent the estimated payment of accounts receivable funds collected by the ACI Group on behalf of the respective joint venture, net of any collection/management fees.

12.	Restructuring and Other Items represent amounts estimated by the ACI Group for restructuring costs and other miscellaneous payments.

13.	Securitization Inflows/(Outflows) represent the estimated net availability or repayment (including interest and/or fees) of funds under the ACI Group’s Amended Securitization Program.

14.	Adequate Protection and fees by DCorp to ACCC Term Lenders represents an estimate of payments pursuant to the adequate protection order issued by the U.S. Bankruptcy Court.

15.	Immediately Available Liquidity is calculated as cash on hand plus the portion of the ULC DIP Facility that is available upon notice ($45 million). Total Available Liquidity includes an additional $45 million of the ULC Reserve, which availability is subject to Court approval, as well as the Lufkin Proceeds Held in Trust and Recycling Proceeds Held in Trust, available upon 10 days notice to the agent for the ACCC Term Lenders.

16.	The estimated net proceeds from the sale of the Lufkin mill and the sale of recycling assets are approximately $20.5 million and $11.3 million, respectively. These proceeds will be held in escrow or a designated account and are only available upon 10 days’ notice to the agent for the ACCC Term Lenders.

17.	The Securitization Summary represents the ACI Group’s estimated calculation of amounts owing or available under the Amended Securitization Program based on the eligible accounts receivable (net of any fees, interest or allowances).

18.	The Interest and Fees represent interest and fees related to the Amended Securitization Program.

19.	Of the $254.1 million paid to the ULC Reserve, the Company drew $117 million as of the date of closing of the MPCo sale and has $45 million immediately available for liquidity purposes, with an additional $45 million availability subject to Court approval. The remaining $47.1 million of the ULC Reserve will be held in cash, but will not be made available to the Company.

APPENDIX “H”

BCFPI CASH FLOW FORECAST

Bowater Canadian Forest Products Inc.

Chapter 11/CCAA Cash Flow

13 Week Period Ending May 2, 2010

US$000s

Week Ended		7-Feb-10	14-Feb-10	21-Feb-10	28-Feb-10	7-Mar-10	14-Mar-10	21-Mar-10	28-Mar-10	4-Apr-10	11-Apr-10	18-Apr-10	25-Apr-10	2-May-10	Total
Receipts	Notes
Trade Receipts	1, 2	9,404	14,997	8,252	12,045	8,988	20,161	9,246	9,071	10,827	18,287	8,033	7,095	10,075	146,481
Intercompany A/P Settlements	3	—	6,000	—	—	—	—	—	—	—	—	—	—	—	6,000
Advances/(Repayments) from Bowater Inc.	4	3,000	(16,000)	6,000	2,000	4,000	(11,000)	4,000	2,000	5,000	(8,000)	7,000	5,000	7,000	10,000
Other Receipts	5	350	5,012	350	350	350	1,600	350	350	350	1,600	350	350	350	11,712

Total Receipts		12,754	10,008	14,602	14,395	13,338	10,761	13,596	11,421	16,177	11,887	15,383	12,445	17,425	174,193
Disbursements
Trade Payables	6	(8,224)	(8,224)	(8,224)	(8,224)	(7,547)	(7,547)	(7,547)	(7,547)	(8,238)	(8,994)	(8,994)	(8,994)	(8,554)	(106,855)
Intercompany SG&A Allocation	7	—	(400)	—	—	—	—	—	—	—	—	—	—	—	(400)
Freight	8	(1,158)	(1,158)	(1,158)	(1,158)	(1,073)	(1,073)	(1,073)	(1,073)	(1,226)	(1,340)	(1,340)	(1,340)	(1,250)	(15,422)
Payroll and Benefits	9	(3,884)	(1,356)	(4,041)	(3,760)	(3,565)	(1,336)	(4,104)	(1,307)	(5,447)	(1,325)	(4,121)	(1,133)	(6,051)	(41,428)
Capital Expenditures	10	(500)	(500)	(500)	(500)	(452)	(452)	(452)	(452)	(460)	(467)	(467)	(467)	(462)	(6,129)

Total Disbursements		(13,766)	(11,638)	(13,923)	(13,642)	(12,636)	(10,407)	(13,175)	(10,378)	(15,371)	(12,125)	(14,921)	(11,933)	(16,317)	(170,235)
Net Cash Flow From Operations		(1,012)	(1,630)	679	753	702	354	421	1,042	806	(238)	461	512	1,108	3,958
Financing and Restructuring
Interest	11	(703)	—	—	(1,126)	—	—	—	(338)	(831)	—	—	(374)	(810)	(4,181)
Restructuring Costs	12	(293)	(293)	(293)	(293)	(293)	(293)	(293)	(293)	(293)	(293)	(293)	(293)	(293)	(3,803)

Cash Flow From Financing/Restructuring		(996)	(293)	(293)	(1,419)	(293)	(293)	(293)	(630)	(1,124)	(293)	(293)	(666)	(1,103)	(7,984)
Net Cash Flow		(2,007)	(1,922)	386	(666)	409	61	128	412	(317)	(531)	169	(154)	5	(4,026)

Opening Bank Balance		14,077	12,070	10,148	10,534	9,869	10,278	10,339	10,468	10,880	10,562	10,032	10,200	10,046	14,077
Cash Flow		(2,007)	(1,922)	386	(666)	409	61	128	412	(317)	(531)	169	(154)	5	(4,026)

Closing Bank Balance	2	12,070	10,148	10,534	9,869	10,278	10,339	10,468	10,880	10,562	10,032	10,200	10,046	10,051	10,051

Settlement Proceeds Held in Trust by Monitor	13	25,868	25,868	25,868	25,868	25,868	25,868	25,868	25,868	25,868	25,868	25,868	25,868	25,868	25,868

Closing Bank Balance Including Settlement Proceeds		37,938	36,016	36,402	35,737	36,146	36,207	36,336	36,748	36,430	35,900	36,068	35,914	35,919	35,919

Current Revolving Credit Facility
Current Credit Facility Balance, Opening		94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576

Current Balance, Closing		94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576	94,576
Intercompany A/R Balance	14
Ending Balance		37,495	41,908	44,884	43,403	44,385	44,588	45,164	45,725	41,507	43,130	44,924	47,428	46,155	46,155
Cumulative Advances from Bowater Inc.
Opening Advance Balance		23,000	26,000	10,000	16,000	18,000	22,000	11,000	15,000	17,000	22,000	14,000	21,000	26,000	23,000
Advance / (Repayment)	4	3,000	(16,000)	6,000	2,000	4,000	(11,000)	4,000	2,000	5,000	(8,000)	7,000	5,000	7,000	10,000

Closing Advance Balance		26,000	10,000	16,000	18,000	22,000	11,000	15,000	17,000	22,000	14,000	21,000	26,000	33,000	33,000

The above forecast uses an exchange rate of CDN$1.00=US$0.90

Amounts in the above table are subject to rounding adjustments from the underlying balances

The information and analysis in this document have not been audited or reviewed and, accordingly, no assurances are provided thereon. In addition, because forecasts are dependent upon numerous assumptions regarding future events, actual results will be different than forecast, and such difference may be material.

Bowater Canadian Forest Products Inc. (“BCFPI”)

Notes to CCAA Cash Flow

13 Week Period Ending May 2, 2010

US$000s

1.	Trade Receipts are based on BCFPI’s estimate of collection terms and BCFPI’s latest sales forecast.

2.	The cash flows included in the forecast include only those BCFPI mills in Canada. No funding or dividends from foreign subsidiaries are included in the forecast.

3.	Intercompany A/P Settlements represents the reimbursement of funds disbursed on behalf of Bowater Mersey.

4.	Advances/(Repayments) from Bowater Inc. represents amounts received pursuant to the BI/BCFPI DIP Facility to maintain sufficient liquidity.

5.	Other Receipts include sundry mill level deposits and sales tax refunds.

6.	Trade Payables represent payments for raw materials, repairs and maintenance, utilities and other production items.

7.	Intercompany SG&A Allocation represents expenses incurred by BCFPI’s parent company on behalf of BCFPI which are charged to BCFPI in the week ended February 14, 2010, pursuant to its normal process for the allocation of such costs.

8.	Freight represents disbursements in respect of costs to deliver product to customers.

9.	Payroll and Benefits represent amounts paid to employees for salaries and wages (including the related withholdings), pension payments and other benefits due under employee benefit programs. The forecast assumes that only those pension payments in respect of current service costs will be paid.

10.	Capital Expenditures are costs scheduled to be made in accordance with agreements with BCFPI’s various capital equipment suppliers and reflect requirements pursuant to BCFPI’s most recent capital expenditure budget.

11.	Interest represents interest costs for the company’s senior secured revolving facility, the existing secured term loan and the BI/BCFPI DIP facility. Interest on Advances from Bowater Inc. are accrued at the 1 month LIBOR rate plus 2%.

12.	Restructuring Costs represent costs related to the restructuring including transaction fees related to the new DIP facility.

13.	Settlement Proceeds Held in Trust represent funds received by BCFPI pursuant to an agreement it had with Smurfit-Stone Container Canada Inc. The amount held in trust by the Monitor does not form part of the Closing Bank Balance.

14.	The Intercompany A/R Balance represents pre-filing and post-filing sales to paper customers in the United States by BCFPI through Bowater America Inc. This amount is assumed not to be stayed and is collected by BCFPI from Bowater America Inc. in the normal course. This balance represents trade A/R only and does not represent any amounts funded from BI to BCFPI pursuant to the BI/BCFPI DIP Facility.

APPENDIX “I”

KEY PERFORMANCE INDICATORS

ACI Group

KPI Analysis

Newsprint, Specialty Paper & Pulp

Sales tonnage (MT)	Jan-09	Feb-09	Mar-09	Apr-09	May-09	Jun-09	Jul-09	Aug-09
Newsprint	95,561	109,805	115,877	96,250	99,548	107,024	98,331	86,853
Specialty Paper	99,378	84,047	91,929	82,694	84,284	91,139	103,444	112,041
Pulp	2,573	4,364	2,645	3,332	4,392	3,882	4,619	6,793

	197,512	198,215	210,450	182,276	188,223	202,044	206,393	205,687

Net sales (US$000)	154,055	153,360	161,003	127,136	127,879	139,103	133,736	131,245
Net selling price per tonne (US$)	780	774	765	697	679	688	648	638
Mill Uptime (%)	70	78	76	78	78	76	77	82
Lumber
Sales (mbf)	58	60	68	61	62	64	62	69
Net sales (US$000)	15,153	14,356	16,868	16,161	16,893	18,261	18,933	21,022
Sales per mbf (US$)	260	241	249	265	271	285	306	304

ACI Group

KPI Analysis

Newsprint, Specialty Paper & Pulp

Sales tonnage (MT)	Sep-09	Oct-09	Nov-09	Dec-09	Jan-10	Total
Newsprint	123,303	134,539	134,309	142,165	121,084	1,464,648
Specialty Paper	108,382	106,850	102,796	91,047	89,914	1,247,942
Pulp	2,478	4,726	5,347	5,513	4,270	54,933

	234,163	246,115	242,451	238,725	215,267	2,767,523

Net sales (US$000)	143,566	146,853	144,830	139,663	130,193	1,832,622
Net selling price per tonne (US$)	613	597	597	585	605	662
Mill Uptime (%)	76	78	78	75	72	77
Lumber
Sales (mbf)	66	63	81	68	64	846
Net sales (US$000)	19,739	18,932	22,071	18,907	19,048	236,343
Sales per mbf (US$)	297	301	273	280	296	279

Bowater Canadian Forest Products Inc.

KPI Analysis

Newsprint, Specialty Paper & Pulp

Sales tonnage (MT)	January	February	March	April	May	June	July	August
Newsprint	40,281	16,277	37,216	35,685	37,851	32,488	39,356	33,141
Specialty Paper	19,605	17,960	18,644	20,608	20,242	12,758	6,191	4,843
Pulp	23,816	17,478	18,914	20,083	24,923	20,243	36,817	29,269

	83,703	51,715	74,774	76,376	83,016	65,489	82,364	67,253

Net sales (US$000)	57,535	34,757	49,972	47,329	48,904	37,331	45,102	36,073
Net selling price per tonne (US$)	687	672	668	620	589	570	548	536
Mill Uptime (%)	83	80	84	84	84	85	83	83
Lumber
Sales (mbf)	27	30	34	27	35	34	32	30
Net sales (US$000)	5,514	6,049	7,095	5,694	7,621	7,997	8,020	7,372
Sales per mbf (US$)	206	199	206	207	221	235	250	245

Bowater Canadian Forest Products Inc.

KPI Analysis

Newsprint, Specialty Paper & Pulp

Sales tonnage (MT)	September	October	November	December	January	Total
Newsprint	21,734	21,538	22,681	20,217	16,002	374,466
Specialty Paper	6,588	5,603	5,702	4,986	5,348	149,077
Pulp	25,279	26,584	24,075	32,379	23,094	322,954

	53,601	53,724	52,458	57,582	44,444	846,497

Net sales (US$000)	29,188	30,076	30,592	34,018	26,416	507,293
Net selling price per tonne (US$)	545	560	583	591	594	599
Mill Uptime (%)	80	73	81	80	77	82
Lumber
Sales (mbf)	34	38	41	32	33	428
Net sales (US$000)	8,510	9,509	10,188	8,337	8,472	100,378
Sales per mbf (US$)	250	250	249	257	259	234